盛平律师事务所

Shengping Law Firm

律师函

LEGAL OPINION

盛平律函字第 B0403

ShengpingLO No. B 0403

本人曹德旺系盛平律师事务所持牌律师，受理并审核海博科技有限公司与寰

I, Cao Dewang, the licensed attorney from Shengping Law Firm and responsible for reviewing all

宝能源（中国）有限公司之间所有协议事宜。海博与寰宝能源曾于 2011 年 4 月

contracts between Hyperera Technology (Beijing) Co.,Ltd and Greensaver Holding Ltd. The loan

27 日签订借款协议并于 2011 年 12 月续签，借款协议以及之后续签的借款协议

agreement firstly signed on April 27 of 2011 which have renewed in December of 2011. All

都是双方协商的结果，因寰宝公司内部问题导致 2013 年 3 月修改重新签订借款

supplementary angreements signed thereafter are the result of consultations between the two sides.

补充协议书。该文本符合中华人民共和国合同法第四章第五条之规定，由于寰宝

In March 2013, this loan agreement revised and resigned because of Greensaver in crisis. This new

目前进行股权变更事宜，法人替换所带来的相关手续延误是在工商局法规允许范

contract comply with Contract Law of the People's Republic of China S4(5). Because Greensaver

围内的。所以双方协商并签订借款补充协议寰宝能源从 2013 年 7 月 1 日后开始

is dealing with equity change issue and the relevant delay in legal procedure is acceptable. In that

每月偿还 50 万元，并在 2015 年 7 月 30 日前偿还所有欠款及利息，本律师事务

case, Hyperera and Greensaver reach agreement on the monthly repayment of ¥500,000 from

所将督促寰宝能源按文本合同所列条款执行。

July 1, 2013 untill Greensaver repay all loan and interests by July 30, 2015. The Law firm will urge

and supervises the implementation of this contract.

盛平律师事务所

Shengping Law Firm

审核人：

Attorney:

05/02/2013